UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2023

ENDEXX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30233	30-0353162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38246 North Hazelwood Circle
Cave Creek, Arizona	85331
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 595-6900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the rights granted under Section 4 of the Certificate Of Designation of Rights, Privileges, Preferences, and Limitations of Series H Convertible Preferred Stock, effective October 25, 2023, the holder of a majority of the issued and outstanding shares of the Series H Preferred Stock appointed Claude Zdanow as the Series H’s second director-appointee to the board of directors of Endexx Corporation (“Endexx,” “our,” and “we”).

Mr. Zdanow has served as the Chief Executive Officer of Integrum Group, LLC. (“Integrum”) since March of 2023 and from June 2021 until then as its President. Additionally, he is the founder of and serves as the Managing Partner of 35 Wellsona Holdings LLC, a position that he has held since January 2021. Mr. Zdanow also a principal of Claude Philippe Wines LLC, which he founded in June 2021. Between July 2007 and May 2021, he served as the Chief Executive Officer of Stadiumred, Inc.

There are no arrangements or understandings between Mr. Zdanow and any other persons pursuant to which he was selected as a director. There are no family or other relationships between Mr. Zdanow and any of our directors or executive officers.

Integrum is a party to separate transactions with both Endexx and its consolidated subsidiary, Hyla US Holdco Limited (“Hyla”). Commencing in February 2023, Integrum has been providing certain consulting services to Endexx for which Integrum was compensated in the sum of $25,000 per month. Integrum and we are in the process of transitioning that service agreement into long-term arrangement with equivalent economics and services. Prior to our acquisition of Hyla at the end of August 2023, Integrum was providing certain marketing services to Hyla for which Integrum was compensated in the sum $15,000 per month. Subsequent to the consummation of that acquisition, Hyla also engaged Integrum to provide it with management consulting agreement in the amount of $10,000 per month.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endexx Corporation

By:	/s/ Todd Davis
Name:	Todd Davis
Title:	President

Dated:	November 2, 2023

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